UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 11, 2012

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 11, 2012 Granite Construction Incorporated (the “Company”) entered into an Amended and Restated Credit Agreement among the Company, Granite Construction Company, GILC Incorporated, as borrowers, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, and the lenders party thereto (the “Amended and Restated Credit Agreement”).  The Amended and Restated Credit Agreement amends and restates the Credit Agreement of the Company, dated June 22, 2010 (as amended by Amendment No. 1, dated December 23, 2010), to among other things: (i) increase the amount of the committed, secured revolving credit facility provided for thereunder to $215.0 million (with a provision for further increases at the option of the Company, to a maximum of $250.0 million, subject to the willingness of existing or new lenders to provide commitments for such additional financing); (ii) increase the sublimit for letters of credit to $100.0 million; (iii) permit the Company’s 6.96% Senior Notes, due May 1, 2013 (the “2013 Notes”), and the Company’s 6.11% Series 2007-A Senior Notes, due December 12, 2019 (the “2019 Notes”), to be secured on a pari passu basis with the obligations under the Amended and Restated Credit Agreement and (iv) extend the maturity date for borrowings under the Amended and Restated Credit Agreement to September 28, 2016. Borrowings under the Amended and Restated Credit Agreement bear interest at LIBOR or a base rate (at the Company’s option), plus an applicable margin based on certain financial ratios calculated quarterly, as set forth in the Amended and Restated Credit Agreement. The Company's obligations under the Amended and Restated Credit Agreement are guaranteed by certain of the Company's subsidiaries and are secured by first priority liens on substantially all of the assets of the Company and the Company's subsidiaries that are guarantors or borrowers under the Amended and Restated Credit Agreement.

The financial covenants contained in the Amended and Restated Credit Agreement require the maintenance of a minimum Consolidated Tangible Net Worth, a minimum Consolidated Interest Coverage Ratio and a maximum Consolidated Leverage Ratio, the calculations and terms of each of which are defined by the Amended and Restated Credit Agreement. The Amended and Restated Credit Agreement also contains certain other restrictive covenants and customary events of default.

To implement the arrangements under the Amended and Restated Credit Agreement, the Company also entered into certain other agreements, including an Amended and Restated Security Agreement, dated October 11, 2012, by and among the Company, Granite Construction Company, GILC Incorporated, the guarantors party thereto and Bank of America, N.A., as Collateral Agent (the “Amended and Restated Security Agreement”), an Amended and Restated Securities Pledge Agreement, by and among the Company, Granite Construction Company, GILC Incorporated, the guarantors party thereto and Bank of America, N.A., as Collateral Agent (the “Amended and Restated Securities Pledge Agreement”), an Amended and Restated Guaranty Agreement, dated October 11, 2012, by and among the Company, certain subsidiaries of the Company party thereto as guarantors and Bank of America, N.A., as Administrative Agent (the “Amended and Restated Guaranty Agreement”), and an Intercreditor and Collateral Agency Agreement, dated October 11, 2012, by and among the Company, for itself and on behalf of certain of its subsidiaries, Bank of America, N.A., as Collateral Agent, and the Secured Creditors (as defined therein) party thereto (the “Intercreditor and Collateral Agency Agreement”).

The foregoing description of the Amended and Restated Credit Agreement is not complete and is qualified in its entirety by reference to the full texts of the Amended and Restated Credit Agreement, the Amended and Restated Security Agreement, the Amended and Restated Securities Pledge Agreement, the Amended and Restated Guaranty Agreement and the Intercreditor and Collateral Agency Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

On October 11, 2012, the Company entered into the Second Amendment (the “2013 NPA Amendment”) to the Note Purchase Agreement, dated May 1, 2001 (as amended by the First Amendment, dated June 15, 2003), among the Company and the holders of the 2013 Notes party thereto (which governs the 2013 Notes) and the First Amendment (the “2019 NPA Amendment” and, together with the 2013 NPA Amendment, the “Amendments”) to the Note Purchase Agreement, dated December 12, 2007, among the Company and the holders of the 2019 Notes party thereto (which governs the 2019 Notes).  The Amendments, among other things, provide for the 2013 Notes and the 2019 Notes, respectively, to be secured on a pari passu basis with the obligations of the Company under the Amended and Restated Credit Agreement, amend certain covenants applicable to the Company and its subsidiaries and amend the financial covenants pertaining to the 2013 Notes and the 2019 Notes, respectively, to require the maintenance of a minimum Consolidated Tangible Net Worth, a minimum Consolidated Interest Coverage Ratio and a maximum Consolidated Leverage Ratio on terms substantially similar to those governing the financial covenants contained in the Amended and Restated Credit Agreement.

The 2013 NPA Amendment  and the 2019 NPA Amendment are attached hereto as Exhibits 10.6 and 10.7, respectively, and are incorporated herein by reference. The descriptions of the 2013 NPA Amendment  and the 2019 NPA Amendment contained herein are qualified in their entirety by reference to the full texts of those agreements.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure.

On October 16, 2012, the Company issued a press release announcing that it had entered into the Amended and Restated Credit Agreement.  A copy of the press release is furnished as Exhibit 99.1 herewith.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1
Amended and Restated Credit Agreement, dated October 11, 2012, by and among Granite Construction Incorporated, Granite Construction Company, GILC Incorporated, the lenders party thereto and Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.

10.2
Amended and Restated Security Agreement, dated October 11, 2012, by and among Granite Construction Incorporated, Granite Construction Company, GILC Incorporated, the guarantors party thereto and Bank of America, N.A., as Collateral Agent.

10.3
Amended and Restated Securities Pledge Agreement, dated October 11, 2012, by and among Granite Construction Incorporated, Granite Construction Company, GILC Incorporated, the guarantors party thereto and Bank of America, N.A., as Collateral Agent.

10.4	Amended and Restated Guaranty Agreement, dated October 11, 2012, by and among Granite Construction Incorporated, the guarantors party thereto and Bank of America, N.A., as Administrative Agent.

10.5
Intercreditor and Collateral Agency Agreement, dated October 11, 2012, by and among Granite Construction Incorporated, for itself and on behalf of certain of its subsidiaries, Bank of America, N.A., as Collateral Agent and the secured creditors party thereto.

10.6	Second Amendment to the Note Purchase Agreement, dated October 11, 2012, between Granite Construction Incorporated and the holders of the 2013 Notes party thereto.

10.7	First Amendment to the Note Purchase Agreement, dated October 11, 2012, between Granite Construction Incorporated and the holders of the 2019 Notes party thereto.

99.1	Press Release of Granite Construction Incorporated, dated October 16, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

	By:	/s/ Richard A. Watts
Richard A. Watts
Vice President, General Counsel
and Secretary

Date: October 16, 2012

INDEX TO EXHIBITS

Exhibit Number	Description

10.1
Amended and Restated Credit Agreement, dated October 11, 2012, by and among Granite Construction Incorporated, Granite Construction Company, GILC Incorporated, the lenders party thereto and Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.

10.2
Amended and Restated Security Agreement, dated October 11, 2012, by and among Granite Construction Incorporated, Granite Construction Company, GILC Incorporated, the guarantors party thereto and Bank of America, N.A., as Collateral Agent.

10.3
Amended and Restated Securities Pledge Agreement, dated October 11, 2012, by and among Granite Construction Incorporated, Granite Construction Company, GILC Incorporated, the guarantors party thereto and Bank of America, N.A., as Collateral Agent.

10.4	Amended and Restated Guaranty Agreement, dated October 11, 2012, by and among Granite Construction Incorporated, the guarantors party thereto and Bank of America, N.A., as Administrative Agent.

10.5
Intercreditor and Collateral Agency Agreement, dated October 11, 2012, by and among Granite Construction Incorporated, for itself and on behalf of certain of its subsidiaries, Bank of America, N.A., as Collateral Agent and the secured creditors party thereto.

10.6	Second Amendment to the Note Purchase Agreement, dated October 11, 2012, between Granite Construction Incorporated and the holders of the 2013 Notes party thereto.

10.7	First Amendment to the Note Purchase Agreement, dated October 11, 2012, between Granite Construction Incorporated and the holders of the 2019 Notes party thereto.

99.1	Press Release of Granite Construction Incorporated, dated October 16, 2012.